SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   Form 8-K/A


                             AMENDMENT NOUMBER 1 TO
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 30, 2003




                                 CYBERADS, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



                                     Florida
                        --------------------------------
                 (State or other jurisdiction of incorporation)


           333-62690                                     65-1000634
  -----------------------------             ------------------------------------
    (Commission File Number)                (IRS Employer Identification Number)



            21073 Powerline Road, Suit 57, Boca Raton, Florida 33433
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                  (561)672-2193
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
             ------------------------------------------------------
         (Former name or former address, if changed since last report)


PRELIMINARY NOTE: THE PURPOSE OF THIS AMENDMENT IS TO PROVIDE EXHIBIT 99.1 WHICH WAS NOT AVAILABLE ON THE DATE OF THE ORIGINAL SUBMISSION OF FORM 8-K FILED JANUARY 23, 2004

         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Pursuant to the terms of an Assignment Agreement dated December 30, 2003, Kenneth D. Owen, a control person of the registrant, conveyed to Vineyards Investment, LLC, a Florida limited liability company, all of his right, title and interest in and to 22% of the membership interests in Rancho Heights, LLC, a California limited liability company. The registrant holds all of the membership interests in Vineyards, LLC.

         Rancho Heights, LLC is the owner The Vineyards Country Club project in the Palm Springs area of Southern California. The Vineyard Country Club is a luxury motor home country club, which when completed will have 460 luxury motor home pads, each consisting of a Casita, 1 1/2 car garage, laundry room and full bathroom, for a total of 560 square feet, with larger options available for up to 1,100 square feet. Phase One of the development project will consist of 69 coach sites and Phase Two will add an additional 79 sites. There is also a golf course in the project. The Vineyards Country Club held its grand opening on November 14, 2003.

         The Assignment Agreement was effective as of December 30, 2003. Representatives of the registrant and Mr. Owen have agreed that the Board of Directors of the registrant and Mr. Owen must agree on the number of shares of common stock of the registrant to be issued to Mr. Owen as consideration for the subject assignment. In the unlikely event that the Board of Directors and Mr. Owen cannot agree, the assignment will be rescinded. A subsequent report will be filed upon the consummation of the assignment with respect to the consideration to be received by Mr. Owen.


         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         Exhibit 99.1 Assignment Agreement by and between Kenneth Owen, assignor, Vineyards Investment, LLC, as assignee, and Rancho Heights, LLC dated December 30, 2003.







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to signed on its behalf by the undersigned hereunto duly authorized.

                                                    Cyberads, Inc.

         Dated: January 26, 2004                    By: /s/ WALTER TATUM
                                                       -------------------
                                                            President